Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-5244 – PremierSolutions Standard (Series II)
HV-5795 – PremierSolutions Standard (Series A)
HV-6775 – PremierSolutions Cornerstone (Series II)
HV-6779 – PremierSolutions Standard (Series A-II)

Supplement dated October 30, 2025 to Prospectuses dated May 1, 2025

This Supplement amends information contained in the above-referenced Prospectuses dated May 1, 2025.

Effective November 1, 2025, Victory Capital Solutions will become the investment adviser of the Victory Diversified Stock Fund and the Victory Munder Mid-Cap Core Growth Fund.

Effective November 1, 2025, the Victory Munder Mid-Cap Core Growth Fund will be renamed the Victory Mid-Cap Core Growth Fund.

Accordingly, effective November 1, 2025, the information for the Victory Diversified Stock Fund - Class A and the Victory Munder Mid-Cap Core Growth Fund – Class A found in the “Appendix A – Underlying Funds” section of the Prospectuses will be updated as follows (all other information in the “Appendix A – Underlying Funds” section of the Prospectuses will remain unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Victory Diversified Stock Fund – Class A	1.07%	26.30%	14.60%	11.00%
	Adviser: Victory Capital Solutions (Effective 11/1/25, Victory Capital Management Inc. was replaced by Victory Capital Solutions)
	Subadviser: N/A
US Fund Mid-Cap Growth	Victory Mid-Cap Core Growth Fund – Class A (Effective 11/1/25, Victory Munder Mid-Cap Core Growth Fund was renamed Victory Mid-Cap Core Growth Fund)	1.27%	10.85%	8.47%	7.54%
	Adviser: Victory Capital Solutions (Effective 11/1/25, Victory Capital Management Inc. was replaced by Victory Capital Solutions)
	Subadviser: N/A

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-30